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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)...........December 13, 1995



                                 TENNECO INC.

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
            (Exact name of registrant as specified in its charter)

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


          Delaware                   1-9864            76-0233548


(State or other jurisdiction    (Commission File    (I.R.S. Employer
      of incorporation)             Number)        Identification No.)

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            Tenneco Building, Houston, Texas                77002

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code:  (713) 757-2131

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Item  5.  Other Events.
          ------------

1(a) On December 13, 1995, Tenneco Inc. (the "Company") entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, CS First Boston Corporation, Lehman Brothers Inc. and Salomon Brothers Inc for the sale of $300,000,000 aggregate principal amount of 6 1/2% Notes due 2005 (the "Notes"). The Notes are a portion of the Debt Securities previously registered by the Company for offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"). The Notes will be $100,000,000 in principal amount of unissued Debt Securities registered under Registration No. 33-54184 which became effective on November 13, 1992, and $200,000,000 principal amount of the Debt Securities registered under Registration No. 33-64797, which became effective on December 13, 1995. (Pursuant to Rule 429 under the Act, the Prospectus included in Registration No. 33-64797 also covers such unissued Debt Securities registered under Registration No. 33-54184.)

      The Notes are to be issued and sold under the terms of an Indenture dated as of March 15, 1988 between the Company and The Chase Manhattan Bank (National Association) as supplemented by an Eleventh Supplemental Indenture to be dated as of December 15, 1995, which will set forth the terms and form of the Notes.

1(b) On December 13, 1995, the Company entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. for the sale of $300,000,000 aggregate principal amount of 7 1/4% Debentures due 2025 (the "Debentures"). The Debentures are a portion of the Debt Securities previously registered by the Company under Registration No. 33-64797, which became effective on December 13, 1995, for offering on a delayed or continuous basis pursuant to Rule 415 under the Act.

      The Debentures are to be issued and sold under the terms of an Indenture dated as of March 15, 1988, between the Company and The Chase Manhattan Bank (National Association) as supplemented by a Twelfth Supplemental Indenture dated as of December 15, 1995, which will set forth the terms and form of the Debentures.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

1(a) Underwriting Agreement dated December 13, 1995 between the Company, Morgan Stanley & Co. Incorporated, CS First Boston Corporation, Lehman Brothers Inc. and Salomon Brothers Inc providing for the sale of $300,000,000 aggregate principal amount of 6 1/2% Notes due 2005.

1(b) Underwriting Agreement dated December 13, 1995 between the Company, Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. providing for the sale of $300,000,000 aggregate principal amount of 7 1/4% Debentures due 2025.

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4(a)  Form of Eleventh Supplemental Indenture dated as of December 15, 1995 from the Company to The Chase Manhattan Bank (National Association), as
      Trustee, providing for the issuance of 6 1/2% Notes due 2005, and supplementing the Indenture dated as of March 15, 1988 from the Company to such Trustee, providing for the issuance of debt securities (which Indenture was filed as Exhibit 4(a) to Registration No. 33-20721).


4(b) Form of Twelfth Supplemental Indenture dated as of December 15, 1995 from the Company to The Chase Manhattan Bank (National Association), as Trustee, providing for the issuance of 7 1/4% Debentures due 2025, and supplementing the Indenture dated as of March 15, 1988 from the Company to such Trustee, providing for the issuance of debt securities (which Indenture was filed as Exhibit 4(a) to Registration No. 33-20721).

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                                 SIGNATURE
                                 ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         TENNECO INC.
                                         Registrant



                                         By            M. W. MEYER
                                           ------------------------------------
                                           M. W. Meyer, Vice President



DATE:  December 14, 1995

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